UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2009

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington D.C.		20036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (202) 872-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           The Board of Directors of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) has appointed Timothy L. Buzby to the position of Chief Financial Officer of the Corporation effective April 2, 2009.  Mr. Buzby succeeds William T. Sandalls, Jr., who had been the Acting Chief Financial Officer of Farmer Mac since October 20, 2008 pursuant to an agreement that terminated according to its terms on March 31, 2009.  Mr. Sandalls will continue to serve Farmer Mac as a consultant.

Mr. Buzby, age 40, had served as Vice President – Controller of Farmer Mac since June 5, 2003 and as Acting Treasurer of Farmer Mac since October 1, 2008.  Prior to joining Farmer Mac as Controller, Mr. Buzby served as Chief Financial Officer for George Mason Mortgage Corporation, a regional residential mortgage lender, from March 2000 to December 2000.  From July 1997 to February 2000, he was the Chief Financial Officer for Mortgage Edge Corporation, a national mortgage lender.  Prior to July 1997, Mr. Buzby was a Manager on the Mortgage Consulting Staff of KPMG Peat Marwick, LLP.  Mr. Buzby has been a certified public accountant since 1992.

Mr. Buzby has no family relationship with any current director or executive officer of Farmer Mac, and Farmer Mac has not previously engaged in any transactions with Mr. Buzby other than under his employment agreement with Farmer Mac.  That agreement was previously filed as Exhibit 10.5 to Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2008 and has been amended as described in Item 5.02(e) below.

(e)           In connection with the Corporation’s appointment of Timothy L. Buzby as Vice President – Chief Financial Officer, his employment contract was amended as follows:

•	Mr. Buzby’s title was changed from Vice President – Controller to Vice President – Chief Financial Officer; and

•	Mr. Buzby’s base salary was increased from $256,311 per year to $300,000 per year, effective April 2, 2009.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On April 13, 2009, Farmer Mac issued a press release to announce the appointment of Timothy L. Buzby as Chief Financial Officer of Farmer Mac.  A copy of the press release is attached to this report as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.           Press Release dated April 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

Date:	April 13, 2009	/s/ Jerome G. Oslick
Name: Jerome G. Oslick
Title: Vice President – General Counsel